Exhibit 10.34

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SUPPLY AGREEMENT

BETWEEN

CROWN CORK & SEAL USA, INC.

(“CROWN”)

AND

COTT CORPORATION

(“COTT”)

EXECUTED DECEMBER 21, 2010

EFFECTIVE AS OF JANUARY 1, 2011

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

SUPPLY AGREEMENT

This Supply Agreement (hereinafter “Agreement”) is effective as of the 1st day of January, 2011, by and between Crown Cork & Seal USA, Inc., a Delaware corporation, with a place of business at One Crown Way, Philadelphia, PA 19154 (hereinafter “Crown”) and Cott Corporation, a Canada corporation, with a place of business at 6525 Viscount Road, Mississauga, Ontario L4V 1H6 and 5519 Idlewild Avenue Tampa, Florida 33634 (hereinafter “Cott”).

IN CONSIDERATION OF the mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

1.	SCOPE; PRODUCTS; SPECIFICATIONS

(a)	For the purposes of this Agreement, the following terms shall have the following definitions: (i) “Cott Group” shall mean Cott and its current and future affiliates in North America, Mexico, the United Kingdom, Europe, and Royal Crown Cola International (“RCI”), a division of Cott Beverages Inc., (ii) “Buyer” means, as to any sale of Products hereunder, the Cott Group entity or strategic partner of Cott Group that orders, purchases and/or receives the Products; (iii) “Designated Location” means a filling location of the Buyer or a co-packer for Buyer; (iv) “Crown Group” means Crown and its current and future affiliates in North America, Mexico, the United Kingdom, Europe and those affiliates that supply RCI in the RCI Countries; (v) “Supplier” means, as to any sale of Products hereunder, the member of the Crown Group that sells, ships and/or invoices the Products; (vi) “North America” means the United States and Canada, and (vii) “affiliate” means any entity that, directly or indirectly, controls, is under common control with or is controlled by that party and “affiliated” has a corresponding meaning. For purposes of this definition and this Agreement, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any entity, shall mean the possession, directly or indirectly, of more than 50% of the voting securities of such entity.

(b)	Crown hereby agrees to supply or cause other members of Crown Group to supply to Cott, and Cott agrees to purchase or cause the rest of Cott Group to purchase from Crown Group, except as otherwise provided in this Agreement, [***] of Cott Group’s requirements [***]) for the following products (the “Products”), in accordance with and pursuant to the terms of this Agreement:

(1)	For North America and Mexico, 12-ounce (202/211x413), 8-ounce (202/211x307) and 16-ounce (202/211x603) aluminum beverage cans and 202 beverage ends; and

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(2)	For the United Kingdom, 15cL aluminum beverage cans with 200 diameter aluminum beverage ends, 25cL aluminum beverage cans with 200 diameter aluminum beverage ends, and 33cL aluminum beverage cans with 202 beverage ends, and for Europe, 25cL aluminum beverage cans with 200 diameter aluminum beverage ends per Section 1(f) below;

(3)	For the following jurisdictions where RCI does business and subject to [***] and an agreement between the parties [***], 15cL aluminum beverage cans with 200 diameter aluminum beverage ends, 25cL aluminum beverage cans with 200 diameter aluminum beverage ends, and 33cL aluminum beverage cans with 202 beverage ends: Bosnia, Croatia, Guatemala, Paraguay, Turkey, Sweden, Aruba, Bangladesh, Brazil, Chile, Czech Republic, Ecuador, Egypt, Estonia, Ethiopia, Fiji Islands, India, Indonesia, Israel, Italy, Kosovo, Kuwait, Lebanon, Malaysia, Norway, Pakistan, Panama, Peru, Philippines, Portugal, Romania, Saudi Arabia, Spain – Canary Islands, Suriname, Tajikistan, Thailand, Trinidad, Tunisia, United Arab Emirates (the “RCI Countries”).

At Cott’s request, Crown shall meet in good faith to discuss inclusion of other countries where RCI may do business.

All 202 end units supplied shall be 202 diameter SuperEnd® aluminum beverage ends.

A can body and the corresponding end is sometimes referred to herein as a “Can Set.”

(c)	Notwithstanding the foregoing, with regard to Buyer’s [***] plant, Supplier has the option to purchase Products necessary to supply Buyer’s [***] Designated Location from a third party manufacturer and resell to Buyer, provided that Supplier remains responsible for any such Products in accordance with this Agreement. Supplier may retain any freight savings that may result from this option.

(d)	(1) Any Buyer that is obligated to purchase under a supply agreement with another vendor for products similar to the Products on the date it becomes a “Buyer” hereunder will be permitted to purchase such similar products from such other vendor until the termination, for any reason, of its purchase obligation under such supply agreement. Such Buyer shall advise Crown of the scheduled date of expiration of the pre-existing agreement upon its designation as a “Buyer.” Such Buyer shall use commercially reasonable efforts to [***] such [***] as soon as possible after becoming a “Buyer,” such as electing [***] and refusing to [***], but in no case shall such Buyer be obligated to [***] any obligations to the other vendor in order to begin its purchasing under this Agreement.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(2) If Cott Group acquires a canning operation or company during the term of this Agreement that substantially increases its purchasing capacity for Products under this Agreement, Cott shall have the right to cause Crown to meet to discuss the possibility of [***].

(e)	If in the future Cott Group requires beverage end or can sizes other than the Products (“Other Products”):

(i) for which Crown Group has equipment capability, then at Cott Group’s option, Supplier will supply such Other Products, so long as Crown Group’s supply of such Other Products can be supported by reasonable economic justification and so long as Crown Group has available capacity, or

(ii) for which Crown Group does not have, and no other suppliers have, equipment capability, then Cott shall first give Crown notice of its desire to source such cans and ends and a period of thirty (30) days within which to propose a set of terms for potential supply, so long as Crown Group’s supply of such Other Products can be supported by reasonable economic justification and so long as Crown Group has available capacity. The parties shall then discuss in good faith an agreement pursuant to which Crown Group may supply such cans and ends to Cott Group. If no proposal is made within such thirty (30) day period or no such agreement is reached within thirty (30) days after receipt of the proposal, Cott Group shall be free to purchase such ends, cans or can sets from another supplier.

For clarity, Cott Group has no obligation to purchase Other Products from Supplier, and in the case where Crown Group does not have equipment capability for Other Products, but other suppliers do, Cott Group has no obligation to follow the process set out in (ii) above.

(f)	The parties anticipate that Cott will want to purchase [***] in the North American market. Crown is [***] and will continue working in good faith toward [***] as mutually agreed between the parties, so long as [***]. If Cott desires to purchase the [***] for the North American market prior to [***], Cott may request such [***]. So long as Crown Group’s plants [***], such plants shall [***] and subject to agreement on reasonable delivery lead times, delivered cost and forecasting. If Cott desires to purchase [***], the parties agree that pricing will be [***]. Cott agrees to [***].

(g)	Schedule 1(g) contains the list of strategic partners that have been authorized by Cott and Crown to purchase Products, subject to and in accordance with the terms of this Agreement. Crown acknowledges and agrees that Cott cannot control whether any of its strategic partners (including those listed on Schedule 1(g)) purchase any or all of their requirements for Products from Crown Group. Cott will, however, use best commercial efforts to [***], but this shall not require Cott to do anything that may be construed as [***]. Cott and Crown may mutually agree (from time to time) to authorize any of Cott Group’s future strategic partners to purchase Products directly from Crown under this Agreement and at such time(s) Schedule 1(g) will be amended to add any additional strategic partners purchasing Products under this Agreement.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(h)	Actual Product purchases of Buyer for 2010 and estimated Product purchases for 2011 are shown by location on Schedule 1(h) attached to this Agreement.

(i)	The specifications for the Products (including palletizing, on a plant by plant basis) are set out on Schedule 1(i) attached to this Agreement (the “Specifications”).

2.	TERM

This Agreement shall be in effect for a period of six (6) years commencing on January 1, 2011 and expiring on December 31, 2016 (the “Term”).

3.	PRICING AND PAYMENT

(a)	The prices (the “Prices”) charged to Buyer for the Products are set out in Schedule 3(a), and are subject to adjustment as therein set out. Other than as set out in Schedule 3(a), the Prices shall not be increased during the Term. [***].

(b)	(i) For 12-ounce cans and all 202 beverage ends purchased for North America and Mexico, the Prices [***] with title to and risk of loss in the Products passing to Buyer or its designee at such time as [***].

(ii) For 8-ounce and 16-ounce can bodies purchased for North America and Mexico, prices are [***]. Supplier shall [***]. For North American shipments, Buyer shall [***]. For Mexico shipments, Buyer shall [***]. Title and risk of loss in all 8-ounce and 16-ounce can bodies purchased for North America and Mexico shall pass to Buyer or its designee at such time as [***].

(iii) For products purchased for the UK, the Prices include [***] with title to and risk of loss in the Products passing to Buyer or its designee at such time as [***].

(c)	Pallets, tier sheets and top frames (collectively “dunnage”) are the property of Supplier. Dunnage will not be charged to Buyer and Supplier will arrange pick up and loading of all dunnage at Supplier’s own cost. Buyer shall return all reusable dunnage to Supplier in good condition, normal wear and tear excepted. If dunnage is continually returned damaged and/or in poor condition, Buyer will work to correct the situation.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	Cott shall have the right to [***], so long as [***]. Cott shall advise Crown at least [***] in advance of the date that it proposes to [***]. Crown shall advise whether [***] within 30 days after it receives notice from Cott. If within such 30 day time period Crown does not advise Cott that [***], Cott shall have [***] from the date of its original notice to [***]. If Cott does not [***], Crown shall [***].

(e)	(i) If at any time Cott [***] in any “Region” (as hereinafter defined) [***], and with other [***], Cott may [***] Cott’s intention to have [***]. For example, [***]. “Region” means each of: North America, UK, the RCI Countries and Mexico. Cott will provide [***] with [***] including [***] and all other [***]. Cott will provide a [***] to Crown [***] sufficient for [***]. Within ten (10) days of [***] from Cott, [***] will confirm that the [***] provided to Crown contains [***]. Crown shall be given [***] from its receipt of [***] to [***]. If Crown [***], the parties shall [***], with the [***] and [***]. In the event [***] within [***] of its receipt of [***] effective as of the date set out in the original notice, [***].

(ii) If, as a result of the operation of this Section, Crown Group [***], Crown may, at least [***] prior to the date on which Crown Group [***] (the “Notice Period”), give notice to Cott of [***]. If the parties are [***] within the Notice Period, Cott shall [***] within [***] following the end of the Notice Period, and during such period [***]. In the event that Cott [***], Buyer agrees to [***] in accordance with mutually agreed [***].

(iii) Notwithstanding the foregoing, Cott shall not have the right to [***] if, at the time it desires to [***], Crown Group has any outstanding [***] on behalf of Cott in respect of [***]. The timing and expiration of Crown Group’s [***] will not affect the [***].

(f)	(i) During the Term, Crown agrees that the [***] by Cott Group pursuant to this Agreement for [***] received by Cott Group, are, [***]. The preceding covenant shall not apply to those [***]. Such covenant also shall not apply to [***]. Crown Group shall have a right to sell [***] to [***] customers without regard to the covenant set forth above.

(ii) Crown Group will not [***] to any [***] whose [***].

(iii) Cott shall have the right, upon written request from time to time, to request [***] relating to [***] in order to [***] this Section 3(f). [***]. [***] shall not disclose [***] to [***] or any third parties. Compliance with this Section 3(f) shall be determined on a [***] basis with regard to the [***], taking into account [***].

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(g)	If Crown Group develops a new can or end (the “New Product”) that [***], then Crown Group shall be entitled to [***] to develop and manufacture such New Products and [***], and once [***] (in accordance with this Section 3(g)), [***] and [***]. [***] shall be over a period of [***] and shall be [***] (whether for Buyer or others). Crown and Cott, both acting reasonably and in good faith, shall agree on the [***] of New Products over which [***] as well as [***] and [***] prior to Crown Group [***].

4.	FREIGHT; FAILURE TO SUPPLY; CUSTOMER REFUSAL

(a)	Set out on Schedule 4(a) hereto is a list of the current Designated Locations and current actual freight costs from Supplier’s manufacturing facilities and warehouses to each Designated Location. Crown shall update this list annually on or before April 1 to reflect current freight rates, as needed as Cott adds or removes Designated Locations and as needed as Crown adds or removes manufacturing facilities and warehouses (subject to this Agreement), it being agreed that any change in location of manufacture or a change in warehouse location, that is no fault of Cott, will not adversely impact the freight cost or any other cost to Cott.

(b)	Buyer will have the option to take responsibility for transportation of the Products at one or more Designated Location(s), with at least thirty (30) days prior notification to Crown, at Buyer’s sole cost and expense from the applicable manufacturing facility or warehouse. If Buyer assumes transportation responsibility:

(i)	title and risk of loss to the Products will pass to Buyer [***], as the case may be; and

(ii)	as to [***] purchased for North America and Mexico and all Products purchased in the UK, Supplier will provide Buyer with [***]; and

(iii)	as to [***] purchased for North America and Mexico, the freight delivery charge [***].

(c)	If at any time during the Term of this Agreement any Products do not comply with the Specifications, including for such purposes the requirements contained in Sections 7(a) and 7(b), or Supplier is unable or unwilling to manufacture or supply the Buyer with its agreed supply commitments in accordance with this Agreement, Supplier shall use its commercially reasonable efforts to replace the non-conforming Products within a time period that is acceptable to Buyer in Buyer’s reasonable discretion, and, unless such failure is caused by (A) a Force Majeure event or (B) the failure of Buyer or any member of Cott Group or its strategic partners purchasing Products under this Agreement to comply with the terms of this Agreement, including without limitation Section 5(d) below, the following shall apply as Buyer’s exclusive remedies, in addition to the remedies set forth in Section 8 below: (i) the reasonable direct out-of-pocket costs of removal, return and destruction of such defective Products and their contents pursuant to Buyer’s instructions working in conjunction with the Supplier and/or customers of Buyer for disposal or destruction of the defective Products, (ii) the cost of such defective Products, based on the net charges per thousand Can Sets to Buyer, (iii) the cost of the contents of such defective Products (as determined by the direct costs of materials, labour and transportation incurred with respect to such contents), (iv) [***], and (v) [***]. Supplier must be provided with the opportunity to inspect non-conforming Products prior to any reimbursement hereunder. Buyer will verify any costs and penalties in writing.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	Buyer will use commercially reasonable efforts to minimize any such costs, downtime and any other monies for which it seeks reimbursement from Supplier pursuant to this Section 4. Except as otherwise explicitly set out in this Agreement, Crown Group shall in no event be liable for lost profits or consequential or incidental damages.

5.	PRODUCTION AND INVENTORY

(a)	On the date of execution and delivery of this Agreement by Cott, and on or prior to October 15 of each subsequent calendar year of the term, Cott shall provide Crown with a non-binding forecast of requirements by Designated Location for the next calendar year. Crown acknowledges that any forecast provided by Cott is a good faith estimate only, and is not a commitment on the part of any Buyer to purchase any quantity of Products.

(b)	In addition to the annual forecast described above, Cott shall provide Crown on a monthly basis with a 3-month non-binding rolling forecast of requirements by Designated Location. Crown acknowledges that any forecast provided by Cott is a good faith estimate only, and is not a commitment on the part of any Buyer to purchase any quantity of Products. After receipt of the 3-month rolling forecast, Crown’s production group will be responsible to conduct monthly calls, with the appropriate Crown and Cott designees, to work in a collaborative partnership to review and take corrective actions to resolve the issues identified by the team with the intent of continuously improving forecast efficiencies for both the Cott Group and Crown Group.

(c)

Supplier shall provide to Buyer a detailed inventory report (including in-transit inventory) every month by the seventh (7th) day after the end of each month for the prior month for each warehouse and manufacturing location.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(d)	(i) Buyers will submit release schedules weekly from the Designated Locations to Supplier’s plants by Thursday at noon for the following week. Any subsequent changes to these schedules by Buyers with less than [***] notice (“Rush Changes”) will be on [***], will require approval at Crown [***], and, subject to the following, will be subject to an incremental “rush” up charge of [***] per Rush Change.

(ii) The parties will mutually agree upon an [***], provided that [***].

(iii) Rush up charges will be aggregated and invoiced in six month increments (each, a “Charge Period”). If Buyers do not incur any rush up charges during any Charge Period immediately following a Charge Period where a rush up charge applied, [***].

(iv) Both parties agree to assign personnel to start and manage the process, and review Rush Change Limits on an annual basis.

(e)	(i) Buyers will use commercially reasonable efforts to order (release) minimum production requirements of a full truckload per SKU (which generally range from [***] per SKU depending on the Designated Location). If for any reason Buyer requires less than a full truckload per SKU, then, subject to the following, a production up charge of [***] per less than full truckload will apply.

(ii) Buyers will provide a list of [***] and upon agreement by Crown, [***] and, in the event Buyer and Supplier agree to run full truckload quantities [***], Supplier agrees to [***]. No production up charge will apply [***].

(iii) Production up charges will be aggregated and invoiced in Charge Periods. If no production up charges are incurred during a Charge Period following a Charge Period where production up charges applied, [***].

(iv) Both parties agree to assign personnel to start and manage the process and review the list of [***] on an annual basis, provided that the list may change from time to time upon the agreement of Buyer and Crown and Buyer will update the list [***].

(v) Buyer may order (release) less than a truckload quantity of any Products [***] if Buyer has previously advised Supplier in writing of a [***].

(f)	Crown shall assign an employee to review inventory levels and forecasts with Cott on a monthly basis, to assure optimum levels are kept and to minimize the number of slow moving and obsolete items.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

6.	ADDITIONAL CLAUSES

(a)	Changes in Laws

Notwithstanding the warranties contained in Section 7 below, if there are changes to the applicable laws, regulations or requirements of any government or governmental agency or any new laws, regulations or requirements enter into force which have a material impact on Supplier’s performance of or its ability to realize on the anticipated economic benefits from this Agreement after the date of this Agreement, the parties shall meet and negotiate in good faith to make equitable adjustments to the affected terms and conditions of this Agreement. For example, such adjustments may involve price, delivery terms, specifications, lead times or any other term or condition of this Agreement.

(b)	[INTENTIONALLY OMITTED]

(c)	Six Sigma Requirements

Crown Group shall comply with the Six Sigma requirements of Cott as set out in Schedule 6(c) to this Agreement.

(d)	Local Technical Support

(i)	Seamer Service:

A.	Crown Group will assign a regional seamer service representative for each Designated Location with calls made every three to four weeks, wherever practical, and [***].

B.	Crown Group will establish specific programs at each Designated Location to improve employee knowledge and skills in operating seamers and to improve efficiency.

C.	Crown Group’s scope of work for each such function shall be determined by Crown Group’s documents used to implement such function. Crown Group’s liability for any defective or any negligent service is limited to Crown Group re-performing the service [***].

D.	Crown Group will also establish preventative maintenance programs at every Designated Location at no charge to Cott. Buyer shall designate an appropriately qualified representative at each Designated Location to assist in establishing such program.

(ii)	Can line efficiency and package integrity:

A.	Supplier will assign a regional Technical Service Manager for each Designated Location with calls made on a monthly basis, wherever practical.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

B.	The Technical Service Managers will work closely with Buyer’s Plant Managers to develop programs to improve filling line efficiencies and diminish package damage during filling, storage and distribution.

Supplier will not [***] with respect to [***].

(e)	Plant Communication / Qualification

(i)	The names, titles, phone numbers (during and after office hours and weekends) and cell phone numbers of all key plant and warehouse personnel including sales and technical services are listed on Schedule 6(e).

(ii)	Crown will update Schedule 6(e) whenever there are changes to the list.

(iii)	Crown will establish adequate Customer Service Representation and lines of communication at the local level among Buyer’s and Supplier’s plants and warehouses.

(iv)	Crown will do same as above whenever it plans to start up a new beverage line or manufacturing plant to supply Products pursuant to this Agreement.

(f)	New Customer Support

When needed Crown Group will provide Buyer all the necessary support to help secure new business. This includes Crown Group and Buyer visiting potential customers to present Crown Group’s capabilities, specifications, QA/QC procedures, producing sample runs, making plant visits, etc.

(g)	[***]

(i)	Crown will reimburse Cott for [***] that Buyers experience [***]. If Buyer’s [***], then Buyer will [***], at which point [***] and Buyer shall purchase [***] from Supplier [***]. Crown will [***] and Cott will [***] as mutually agreed.

(ii)	Crown will [***].

(h)	Graphic and Plate Changes

(i)	Cott will supply Crown with camera ready artwork for new designs and changes to existing designs. Supplier will [***].

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(ii)	There will be no upcharges for designs that are [***]. Any SKUs for which Buyer requires [***], Buyer and Supplier must mutually agree on [***], and an upcharge of [***] will apply. Supplier shall have the right to apply additional upcharges for [***].

(i)	Crown shall provide Cott with a detailed summary of its QA/QC procedures and allow Cott to review Supplier’s QA/QC procedures in full from time to time upon request (but not make copies thereof).

7.	REPRESENTATIONS; WARRANTIES; COVENANTS

(a)	Supplier represents, warrants and covenants to Buyer that:

(i)	the Products will, at the time of receipt by Buyer, comply in all respects with all laws, regulatory policies, rules and orders (collectively “Laws”) and conform in all respects to the Specifications;

(ii)	the materials which Supplier uses in connection with the manufacture of the Products (A) will be free of defects in materials and workmanship and (B) will neither contain unsafe food additives nor be adulterated in any way (provided however in no event will Supplier incur any liability under this warranty or the warranty set out in (i) above where the containers are not packed, stored and distributed by Buyer in accordance with good business practice, or where the alleged damage results from rust or outside corrosion occurring after receipt of the Products by Buyer and not due to some defect with the Products, or from improper capping, closing, crimping, filling and gassing operations by Buyer);

(iii)	each pallet of Products shall have attached thereto a slip indicating the date and shift when such Products were produced and such other information as is mutually acceptable to the parties hereto;

(b)	Crown represents and warrants and covenants to Cott that:

(i)	Crown has the necessary corporate authority and capacity to enter into this Agreement, and that the entering into by Crown of this Agreement and the performance of its obligations hereunder will not contravene or violate or result in the breach (with or without the giving of notice or lapse of time, or both) or acceleration of any obligations of Crown under the provisions of any license, permit or agreement to which Crown is a party or by which it (or its assets) is bound; and

(ii)	Crown Group has, and will continue to have during the Term of this Agreement, the necessary production and operational capacities and abilities to fulfill its obligations under this Agreement.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(c)	Notwithstanding anything to the contrary contained in this Agreement, and in addition to the rights of Cott Group and the obligations of Crown Group set out in this Agreement, Crown Group agrees to indemnify, defend and hold Cott Group and all employees. agents, directors, officers, co-packers and strategic partners of Cott Group (collectively, the “Buyer Indemnified Parties”) harmless from and against any and all direct and indirect third party claims for personal injury or property damage to the extent arising from any breach by Crown Group of any of the representations, warranties or covenants set forth in this Agreement, provided that Cott gives Crown prompt notice of such claim, cooperates in the defense thereof (which will include such matters as providing employees of the Buyer Indemnified Parties for interview, deposition and testimony at trial and production of relevant documents) and grants Crown Group the right to handle, defend or otherwise dispose of such claim as it may determine at Crown Group’s sole cost and expense.

(d)	In view of the warranties set forth above, Crown Group makes no other warranty, whether of merchantability, fitness or otherwise, express or implied in fact or by law.

(e)	Buyer represents that commodities, technology or software of Supplier will be exported from the United States in accordance with and are subject to the U.S. Export Administration Regulations (15 C.F.R. Part 730 et seq.). Diversion contrary to U.S. law is prohibited. Without limiting the foregoing, Buyer agrees that it shall not directly or indirectly sell, export, reexport, transfer, divert or otherwise dispose of Supplier’s goods produced in the United States to or via, or for use in the manufacture of products outside the United States specifically or predominantly destined for, Cuba, Iran, North Korea, Sudan, or Syria, or any person, firm or entity, or country or countries, or for any activity or use prohibited by the laws or regulations of the United States or other applicable jurisdiction (to the extent not penalized or prohibited under applicable law), without obtaining any prior authorization from the competent government authorities as required by those laws and regulations.

8.	TERMINATION AND DEFAULT

If any member of the Crown Group breaches this Agreement or any warranty, representation or covenant contained in this Agreement, Cott may notify Crown in writing outlining the details of such breach. A failure by Cott to notify Crown is not a waiver by Cott of any such breach or of any rights and remedies available to Cott as a result of such breach. If the breach is not remedied by Crown Group within thirty (30) days from the date of written notification to remedy the breach, or, if the breach cannot reasonably be remedied within thirty (30) days, if substantial steps to commence a cure are not initiated within such thirty (30) day period, then Cott may, in addition to all of its other rights or remedies, terminate this Agreement by providing written notification thereof to Crown. In addition, this Agreement may be terminated by either party upon the occurrence and continuance of any of the following, such termination to be effective immediately upon delivery of a written notice to the other party:

(a)	If a petition in bankruptcy or under a similar applicable law shall be filed by or consented to by the other party, or if the other party makes a proposal to its creditors or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official for its business or assets or makes an assignment for the benefit of its creditors;

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(b)	If the other party becomes insolvent or ceases to carry on business, or takes action to liquidate assets, or stops making payments in the usual course of business;

(c)	If a petition in bankruptcy or under a similar law shall be filed against the other party and shall remain undismissed or unstayed for a period of thirty (30) days; or

(d)	If the other party’s business or assets shall be placed in the hands of a trustee, receiver, liquidator, custodian or other similar official by any court, governmental or public authority or agency having jurisdiction, or if an order shall be made or resolution passed for the winding-up or the liquidation of the other party or if the other party adopts or takes any corporate proceedings for its dissolution or liquidation (other than as part of a bona fide corporate reorganization).

Time is of the essence in the cure of any default under this Section.

If this Agreement terminates for any reason, Cott shall purchase under the terms hereof, any existing inventory of finished Products produced by Suppliers in accordance with mutually agreed inventory requirements, and color tabs and ends, for their entire order quantity if any such order is for non-stock items.

9.	FORCE MAJEURE

Neither party nor Supplier nor Buyer shall be liable for failure or delay in performance under this Agreement due in whole or in part to causes beyond the reasonable control of such party, including without limitation, acts of God, civil commotion, sabotage, strike or other labor disturbance, fire, flood, explosion, acts of any government, unforeseen shortages or unavailability of fuel, power, inability to obtain or delay in obtaining governmental approvals, permits, licenses or allocations, and any other causes which are not within the reasonable control of the party affected, whether or not of the kind specifically enumerated above: provided, however, such shall not excuse a party or Buyer or Supplier from paying any amounts due the other hereunder. Any party affected by any such circumstances shall promptly give written notice thereof to the other party. During any such period of Force Majeure affecting Supplier, Supplier shall allocate a portion of its available supply to Buyer in the same proportion as existed before the occurrence of any such circumstances. Performance of this Agreement shall be resumed as quickly as reasonably possible after the party affected by any such circumstances has notified the other party that the condition(s) is/are remedied. In the event raw material supplies are reduced by Supplier’s vendors, Supplier shall balance such reductions proportionately to all Supplier’s customers of products similar to the Products. Purchase and/or supply obligations would be reduced only to the extent of the direct effect of the respective Force Majeure circumstance. In the event of a strike or labor disturbance affecting Supplier, Supplier shall use its best efforts to continue uninterrupted supply to Buyers. If Buyer purchases products similar to the Products as a result of a force majeure circumstance affecting Supplier, any such purchases shall count towards [***] purchasing obligations of Buyer under this Agreement.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

10.	PATENTS, TRADEMARKS, COPYRIGHTS, AND UNFAIR COMPETITION

Supplier warrants to Buyer that the Products manufactured and the use thereof in the form furnished by Supplier excluding any labels or specifications supplied by Buyer will not infringe any United States or Canadian patents, trademarks, copyrights or other rights of third parties. In the event of a claim of any such infringement and provided that the Supplier is notified thereof promptly upon Buyer becoming aware of such infringements and provided further that Supplier is given the complete defense of such action at its sole cost and expense, Supplier agrees to defend, indemnify, and hold the Buyer Indemnified Parties harmless from and against awards or claims against any or all of the Buyer Indemnified Parties as the result of such infringement. Upon the institution of any suit or action alleging infringement against any or all of the Buyer Indemnified Parties, Supplier may (i) pay the amounts claimed, provided that prior to such payment Supplier obtains a full and final release of the claim in favour of the applicable Buyer Indemnified Parties, in form and substance satisfactory to Cott, or (ii) furnish non-infringing Products, provided they are acceptable to Cott, or (iii) at Supplier’s sole option, continue to supply the allegedly infringing Products, provided that in such event Supplier shall indemnify, defend and hold harmless Buyer Indemnified Parties in respect of any claims which any Buyer Indemnified Party is subjected to on account of infringement if in such suit or action it is held that the manufacture or use of such Products did infringe a United States or Canadian patent, trademark, copyright or other right.

11.	CONFIDENTIALITY

Neither party (in this clause, the “Covenantor”) shall disclose to any third party the price, terms, conditions, purchasing patterns, forecast, or provisions (other than the existence) of this Agreement or any information obtained from the other party (in this clause, the “Covenantee”) which would reasonably be considered confidential or proprietary to the Covenantee without the express written consent of the Covenantee, unless disclosure is required by law, regulation, securities commission, or stock exchanges. If such disclosure is required, Cott and Crown shall use their best commercial efforts to obtain confidential treatment and redaction of the pricing terms of this Agreement and related terms [***]. Cott and Crown agree that the contents of this Agreement are extremely confidential. Accordingly [***] to all Buyers will be at [***] agreed to from time to time by Cott and Crown and [***] shall be kept strictly confidential [***] including but not limited to [***] and other [***]. Nothing in this Section 11 prohibits either party from disclosing any information to members of the Cott Group or Crown Group, as the case may be, or to their respective professional advisors.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

12.	NOTICES

Any notice or other communication required or desired to be given by this Agreement shall be in writing and delivered by electronic mail, facsimile transmission, registered or certified mail, return receipt requested, or by personal or nationally recognized courier delivery. Any notice or other communication transmitted by electronic mail or facsimile shall be deemed to be received when sent so long as there is valid written confirmation of receipt of the entire transmission. If sent by registered or certified mail, it shall be deemed received 3 business days after the mailing thereof. If a notice or other communication is dispatched by personal or national recognized courier delivery, it shall be deemed to have been received upon the delivery thereof to such address. Any notice or other communication shall be sent to the address given below of the party to be notified, unless such party has previously notified the other of a change of address, in which case the notice or other communication shall be sent to such changed address:

(a)	Crown:	Crown Cork & Seal USA, Inc.
One Crown Way
Philadelphia, PA 19154
Attention: Vice President, Sales & Marketing,
CROWN Beverage Packaging North America
Fax No.: (215) 856-5568
e-mail: thomas.fischer@crowncork.com

with (in the case of default notices), a copy to:

Crown Holdings, Inc.
One Crown Way
Philadelphia, PA 19154
Attention: General Counsel
Fax No.: (215) 698-6061
e-mail: wgallagh@crowncork.com

(b)	Buyer:	Cott Corporation
5519 Idlewild Ave
Tampa, FL 33634
Attention: VP, Global Procurement
Fax No. : 813-881-1870
e-mail: rshepard@cott.com

with (in the case of default notices), a copy to:

Cott - Legal Department
5519 Idlewild Ave
Tampa, FL 33634
Attention: General Counsel
Fax No.: 813-881-1923
e-mail: mpoe@cott.com

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

If any notice or other communication is transmitted or delivered or deemed received after 4:00 PM (E.D.T.) on any day or on a non-business day in the jurisdiction of the recipient, it shall be deemed received on the next business day. No notice of default or termination may be sent by electronic mail, facsimile transmission alone.

13.	INTERPRETATION

When applicable, use of the singular form of any word shall mean or apply to the plural, and the neuter form shall mean or apply to the feminine, masculine or plural. The captions in this Agreement, including the heading to sections and paragraphs, are for convenience of reference only and shall not affect its interpretation or construction.

14.	EXHIBITS

All exhibits and all schedules or attachments to exhibits or schedules referenced in this Agreement as annexed hereto are incorporated herein by reference and made a part hereof. From time to time, any exhibit, schedule or attachment may be amended. Once amended, the restated exhibit, schedule or attachment incorporating such amendments shall be executed in accordance with Section 15 hereof and then annexed to this Agreement.

15.	AMENDMENTS

This Agreement may not be amended except in a writing executed by authorized officers of both parties. All such revisions shall as of their effective date automatically become a part of this Agreement.

16.	GENERAL

If any provision of this Agreement, whether a paragraph, sentence or portion thereof, is determined by an arbitrator or a court of competent jurisdiction to be null and void or unenforceable, such provision shall be deemed to be severed, and the remaining provisions of this Agreement shall remain in full force and effect. Neither party shall be deemed to have waived any right, power, privilege, or remedy unless such waiver is in writing and duly executed by it. No failure to exercise, delay in exercising or course of dealing respect to any right, power, privilege or remedy shall operate as a waiver thereof by either party or of any other right, power, privilege or remedy. No exercise or partial exercise of any right, power, privilege or remedy shall preclude any other of further exercise thereof by either party or the exercise of any other right, power, privilege or remedy by either party.

17.	PRIOR AGREEMENTS AND MERGER

This Agreement contains the entire agreement of the parties and there are no agreements, representations or understandings with respect to the subject matter hereof other than those stated or referred to herein or signed. This Agreement supersedes any and all other agreements, representations or understandings, written or oral, between the parties to this Agreement with respect to the subject matter hereof made prior to the date of execution of this Agreement, including the supply agreement effective as of January 1, 2002.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

18.	GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement shall be governed by and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Any dispute or controversy concerning the interpretation, enforceability, termination or breach of the Agreement shall be finally settled by confidential private arbitration held according to the commercial arbitration rules of the American Arbitration Association (“AAA”). The arbitration shall be held in New York, NY, before a single arbitrator. The arbitrator shall be selected by agreement of the parties. In the event that the parties cannot agree on selection of the arbitrator, then the AAA shall select the arbitrator. The arbitrator selected by the AAA shall be a judge or shall be an attorney with substantial experience either in commercial litigation involving manufacturing companies or commercial transactions involving manufacturing companies. On application of the parties, the arbitrator shall order discovery/production of documents and expeditious time limits not exceeding 30 days in each case for responding to such orders to permit each party to present its case to the arbitrator. Judgment upon the award of the arbitrator shall be final and binding on both parties. Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for confirmation of the award. The fees and costs of the arbitration shall be split equally by the parties, unless otherwise determined by the arbitrator. Each party shall be responsible for its own attorney’s fees, costs and expenses, unless otherwise determined by the arbitrator.

19.	ASSIGNMENT

Neither this Agreement nor the rights or the obligations of any party under this Agreement shall be assigned or otherwise disposed of by such party, except to an affiliate of Cott Corporation (in the case of Buyer) or Crown Holdings, Inc. (in the case of Supplier), without the prior written consent of the other party, which consent shall not be unreasonably withheld. An indirect or direct change of control of any party in law or in fact shall be deemed an assignment of this Agreement by such party. Subject to the foregoing provisions of this Section 19, this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. All rights available to one Buyer under this Agreement in respect of its purchases shall be available to any other Buyer in respect of such other Buyer’s purchases, and all rights available to one Supplier under this Agreement in respect of its sales shall be available to any other Supplier in respect of such other Supplier’s sales.

20.	CURRENCY

Unless otherwise expressly indicated, all dollar amounts in this Agreement refer to lawful currency of United States of America.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, the parties have executed this Agreement on the 21st day of December, 2010, but with effect as of the 1st day of January, 2011.

CROWN CORK & SEAL USA, INC.		COTT CORPORATION

By:	/s/ Thomas T. Fisher	By:	/s/ William Reis
Name:	Thomas T. Fisher	Name:	William Reis
Title:	Vice President	Title:	Chief Procurement Officer

		By:	/s/ Jerry Fowden
		Name:	Jerry Fowden
		Title:	Chief Executive Officer

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 1(g)

Current strategic partners and co-packers

[***]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 1(h)

2010 Actual Volume; 2011 Forecast Volume

(in millions)	2010 YTD Nov + Dec Est	(in millions) 2011 Budget
Cott USA
[***]
[***]	229.57	[***	]
[***]	272.50	[***	]
[***]	46.63	[***	]
[***]	151.19	[***	]
[***]	13.81	[***	]
[***]	259.10	[***	]
[***]	404.51	[***	]
[***]	168.65	[***	]
[***]	28.98	[***	]
[***]	205.06	[***	]
[***]	281.58	[***	]
[***]	175.57	[***	]
Total	2,237.16	[***	]
[***]
[***]	17.68	[***	]
[***]	2.46	[***	]
[***]	7.51	[***	]
[***]	7.24	[***	]
[***]
Total	34.89	[***	]
[***]
[***]	23.19	[***	]
[***]	8.11	[***	]
[***]	23.43	[***	]
[***]	10.26	[***	]
[***]	17.06	[***	]
Total	82.05	[***	]

Cott Canada
[***]
[***]	88.94	[***	]
[***]	230.03	[***	]
[***]	87.52	[***	]
[***]	23.94	[***	]
[***]	74.55	[***	]
Total	504.97	[***	]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

(in millions)	2010 YTD Nov + Dec Est	(in millions) 2011 Budget
[***]
[***]	2.28	[***	]
[***]	6.22	[***	]
Total	8.50	[***	]
[***]
[***]	5.75	[***	]

Cott NA	2,873.33	[***	]

Cott UK
[***]
[***]	6.81	[***	]
[***]
[***]	331.19	[***	]
[***]
[***]	285.26	[***	]

Cott Mexico
[***]
[***]	71.27	[***	]
[***]
[***]	17.68	[***	]
[***]
[***]	23.19	[***	]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 1(i)

Specifications

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 3(a)

Prices

Prices throughout the Term of this Agreement shall be as set forth in this Schedule 3(a), subject only to those changes that are expressly provided for in this Schedule 3(a).

I.	NORTH AMERICA AND MEXICO INITIAL PRICES

The initial prices for the cans and ends to be supplied by Supplier under this Agreement for North America and Mexico (based on [***]) shall be:

•	[***] Can Body	$	[***	]
	202 Diameter SuperEnd	$	[***	]

	Total [***]	$	[***	]

•	[***] Can Body*	$	[***	]
	202 Diameter SuperEnd	$	[***	]

	Total [***]	$	[***	]

•	[***] Can Body*	$	[***	]
	202 Diameter SuperEnd	$	[***	]

	Total [***]	$	[***	]

*	- See Section 3(b) of the Agreement for freight.

During the Term, the Prices for Products shall be adjusted to reflect changes (increases or decreases) in (i) aluminum ingot costs (as referred to in Section II below), (ii) aluminum ingot to sheet conversion costs (as referred to in Sections III and V below), and (iii) Crown’s aluminum sheet to Product conversion cost (as referred to in Sections IV and V below).

II.	NORTH AMERICA AND MEXICO ALUMINUM INGOT PRICE CHANGES

a)	The ingot component of the price adjustment factor is based on [***]. [***] are used for the purposes of determining the aluminum ingot component of can and end prices and [***].

b)	[***] aluminum prices [***] will be based on the [***] price for aluminum ingot. The [***] price is defined [***] of Product purchase. [***].

c)	In order to provide predictability in pricing, Cott and Crown will agree upon a [***] and then reconcile at the end of the respective [***] based on [***]. [***].

[***]

d)	[***]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

e)	Crown commits to work with its aluminum suppliers to [***]. These could potentially include [***], for example. Any additional costs to implement such programs shall be borne by [***]. Any other potential program cost will not outweigh the expected benefits as determined jointly between the parties. Crown will provide Cott with [***].

III.	NORTH AMERICA AND MEXICO ALUMINUM INGOT TO CAN SHEET PRICE CHANGES

[***] ingot-to-sheet conversion cost changes – increases or decreases – will be [***] on a [***] basis based on [***]. Crown will keep Cott updated on the status of aluminum supply negotiations to the extent possible. [***].

IV.	NORTH AMERICA AND MEXICO CAN CONVERSION PRICE CHANGES

a) [***] the portion of the Price for Products allocated to converting aluminum sheet to Products shall be adjusted to reflect the following:

[***].

b)	[***] Prices for Products [***] shall be adjusted to reflect [***].

c)	[***] Prices for Products [***] shall be adjusted to reflect [***].

V.	NORTH AMERICA AND MEXICO FIXED PRICE CHANGE LIMITATION FOR 2011

On April 1, 2011, the total non-ingot price [***] for Products in North America and Mexico shall be in the following amounts:

12-Ounce Can Body	$	[***	]
8-Ounce Can Body	$	[***	]
16-Ounce Can Body	$	[***	]
SuperEnd	$	[***	]

VI.	UK INITIAL PRICES

The initial prices for Cans and Ends to be supplied by Supplier under this Agreement for the UK (based on [***]) shall be:

[***]:

15cL Can Body	£	[***	]
25cL Can Body	£	[***	]
33cL Can Body	£	[***	]
200 Diameter End	£	[***	]
202 Diameter End	£	[***	]

[***]:

15cL Can Body	£	[***	]
25cL Can Body	£	[***	]
33cL Can Body	£	[***	]
200 Diameter End	£	[***	]
202 Diameter End	£	[***	]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

[***]:

15cL Can Body	£ [***]
25cL Can Body	£ [***]
33cL Can Body	£ [***]
200 Diameter End	£ [***]
202 Diameter End	£ [***]

Supplier will issue weekly wires to reconcile the difference between the [***] and the [***], and these payments will be issued from [***], with the exception of the amounts listed below for [***].

[***] the following [***] in respect of shipments for Cott Group’s [***] purchases of [***], and be paid in [***].

[***]

This [***] shall not apply for shipments after the end of the [***].

During the Term, the Prices for Products shall be adjusted to reflect changes (increases or decreases) in (i) aluminum ingot costs, (ii) aluminum ingot to sheet conversion costs, and (iii) Crown Group’s UK aluminum sheet to Product conversion costs, under the parameters described in VII to IX below.

UK Prices above already include [***] costs, and [***].

VII.	UK ALUMINUM INGOT PRICE CHANGES

a)	The ingot component of the price adjustment factor is based on [***]. [***] are used for the purposes of determining the aluminum ingot component of can and end prices and [***].

b)	[***] aluminum prices [***] will be based on the [***] price for aluminum ingot. The [***] price is defined as [***] Product purchase. [***].

VIII.	UK ALUMINUM INGOT TO CAN SHEET PRICE CHANGES

[***] ingot-to-sheet conversion cost changes – increases or decreases – will be [***] on a [***] basis based on [***]. Crown will keep Cott updated on the status of aluminum supply negotiations to the extent possible.

IX.	UK CAN CONVERSION PRICE CHANGES

a)	[***] the portion of the Price for Products allocated to converting aluminum sheet to Products shall be adjusted to reflect the following:

[***].

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

b)	[***] Prices for Products [***] shall be adjusted to reflect [***].

c)	[***] Prices for Products [***] shall be adjusted to reflect [***].

d)	The parties will [***] for the purposes of applying [***] to the UK Prices [***] published exchange rate of the US Federal Reserve for the prior calendar year.

X.	[***]

A.	Mexico – [***].

B.	Cott and Crown shall work together to establish an incentive program for [***].

XI.	PAYMENT TERMS

Buyer shall pay for all Products delivered pursuant to this Agreement within [***] of invoice. Supplier shall bundle all billings during each calendar [***], invoice [***] and Buyer shall make [***] payments.

XII.	MONTHLY RECONCILIATION

Supplier will provide Buyer with actual monthly volumes delivered to all Designated Locations by the end of the [***] business day of the next month. Supplier will also provide preliminary reconciliation amounts for proforma billing for the same plants for each month by the end of the [***] business day of the next month; and final approved volume by the [***] business day. Invoices or credits will be issued by the [***] business day of the next month. Supplier shall also provide [***] reconciliations by the [***] business day and invoices or credits by the [***] business day, of the next month.

XIII.	CURRENCY HEDGING

[***]

XIV.	EXAMPLES

See attached Exhibit 2 for examples of price changes [***].

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

EXHIBIT 1 TO SCHEDULE 3(a)

[***] DOCUMENTS

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

CROWN Beverage Packaging North America

One Crown Way

Philadelphia, PA 19154-4599

Telephone: 215-698-5100

November 15, 2010

Mr. Roger Shepard

Cott Beverages, Inc.

5519 W. Idlewild Ave.

Tampa, FL 33634

Subject: [***] Agreement with Crown Cork & Seal USA, Inc.

This letter confirms the agreement between Crown Cork & Seal USA, Inc. (Crown) and COTT Corporation (COTT), for [***] supported by a commitment by [***] associated with such actions.

A payment may be made by [***] under this letter (as described in the attached Terms and Conditions), but the invoicing of [***] between the parties [***].

[***]. The provision of this service should not [***], nor should it [***] under the supply agreement. Crown may [***]. Regardless of [***], the [***] shall be governed by the [***] provision in the attached Terms and Conditions.

1. COTT instructs Crown, and Crown agrees, to [***] shown on the attached schedule. The [***] shall reflect [***] at the time the [***] is placed. The [***] shall cover the time period beginning [***]. This [***] will expire [***] whichever occurs first.

2. COTT may [***] subject to the provisions of the attached terms and conditions, by [***].

3. Crown shall only accept [***] in Section 1 above that are signed or (for e-mails) sent by the Chief Procurement Officer of COTT or authorized representative.

4. [***] waives any rights it may have to [***] described in Section 1 above.

5. The attached Terms and Conditions are incorporated in and made a part of this letter.

6. [***] as described in Section 8 of the attached Terms and Conditions shall [***].

7. Crown represents that [***] Crown has advised COTT [***].

The [***] this letter and the attached [***] are signed and returned to Crown. Both parties agree that a facsimile or electronic copy received by Crown of this letter signed by COTT will be treated the same as a signed original.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Very truly yours,	Agreed and accepted on behalf of COTT Corporation:

By:

Printed Name:

Title:

Date:

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

[***]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

TERMS AND CONDITIONS FOR

[***]

These Terms and Conditions are a supplement to a [***] of Crown Cork & Seal USA, Inc., or its affiliate(s) (“Crown”). Under such [***], Crown is to [***] in the schedule attached to the [***] and Customer commits to [***].

1. [***]. For North American [***]. [***] Customer acknowledges that it [***]. [***].

2. Implementation of [***]. Crown shall use commercially reasonable efforts to [***], but Crown shall have no liability to Customer if, despite using such commercially reasonable efforts, [***]. Crown makes no guarantee that [***]. [***] Customer’s obligations under Sections 5 and 6 below shall be proportionately reduced.

3. [***]. Crown shall advise Customer of any [***], and Customer shall be responsible for [***].

4. Notification to Customer. Crown shall promptly notify Customer at the address specified in the [***] of the fact that the [***] and it shall confirm in such notice [***].

5. Customer’s [***]. Customer acknowledges that, based on the [***] (a) Crown will [***] and (b) Crown may [***]. Accordingly, Customer agrees to [***]. Customer acknowledges that Crown’s fulfillment of its obligations under the [***]. If, for any reason, a [***] Crown shall be relieved of any obligation to [***] and shall not be responsible to [***].

6. [***]. Customer understands that its obligation to [***] described in Section 5 above may include the obligation to [***] including, without limitation, [***].

7. No Refunds. No refund shall be due to Customer in the event that [***].

8. [***]. Customer may request Crown to [***] at any time [***]. In order to [***], Customer shall send written notice to [***]. Crown shall use commercially reasonable efforts to [***]. Crown makes [***]. [***] Customer’s obligations under Sections 5 and 6 above shall be proportionately reduced. Communications sent by fax or e-mail shall be deemed to comply with this Section.

9. [***]. At the end of the [***].

10. Indemnification of Crown. Customer shall indemnify and hold Crown harmless from any losses, damages, costs and expenses suffered or incurred by Crown arising from or relating to the [***] including any costs and expenses incurred by Crown to enforce its rights hereunder, including legal fees.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

11. Miscellaneous. Except as specifically modified hereby, the terms of the supply agreement between Crown and Customer remain in full force and the [***] shall be deemed a part of such supply agreement. If such supply agreement does not specify otherwise, such supply agreement and the [***] shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to applicable conflicts of laws principles. Crown shall have the right to assume that the signatures on each document submitted to it are genuine and that each person who signed such document had authority to do so.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

[***]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

EXHIBIT 2 TO SCHEDULE 3(a)

PRICE CHANGE [***] EXAMPLES

to be mutually agreed and attached on or before January 15, 2011

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

[***] [Exhibit 2 redacted – 15 pages]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 4(a)

Designated Locations and Freight Rates

Cott [***] Destination	Crown Origin	Total
[***]	Calgary, AB	[***]
[***]	Calgary, AB	[***]
[***]	Worland, WY	[***]
[***]	Conroe, TX	[***]
[***]	Conroe, TX	[***]
[***]	Lacrosse, WI	[***]
[***]	Lacrosse, WI	[***]
[***]	Cheraw, SC	[***]
[***]	Cheraw, SC	[***]
[***]	Cheraw, SC	[***]
[***]	Lawrence, MA	[***]
[***]	Weston, ON	[***]
[***]	Lawrence, MA	[***]
[***]	Lawrence, MA	[***]
[***]	Lawrence, MA	[***]
[***]	Weston, ON	[***]
[***]	Weston, ON	[***]
[***]	Worland, WY	[***]

Assume [***]

Cott [***] Destination	Crown Origin	Total 2010
[***]	Batesville, MS	[***]	* [***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]

Cott [***] Destination	Crown Origin	Total 2010
[***]	Batesville, MS	[***]
[***]	Columbus, OH	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]	[***]
[***]	Wallkill	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]
[***]	Batesville, MS	[***]

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 6(c)

Six Sigma

GMP’s/Facility Maintenance – Supplier will comply with standard FDA recommended Good Manufacturing Practices, “GMP’s”, at all production, warehousing and any intermediate locations, controlled by the Supplier, handling materials to be supplied to Buyer. These requirements include, but are not limited to, cleanliness of the locations, proper sanitation (as appropriate), compliance with personal hygiene and proper attire policies, hairnet policies, “no-jewelry” policies and “no loose items above the waist policies”. Suppliers will maintain current training and GMP review records for all employees and maintain appropriate documented pest control policies and programs.

Locations and Location Changes – Supplier will inform Buyer of the address and contact persons of each location for which Buyer supplied materials are produced, warehoused, or otherwise maintained; and to which specific Buyer group facilities (including copackers) each of these locations provides materials. Supplier will request approval from Buyer for any and all proposed changes of production location, Warehousing, etc., as related to the specific receiving Buyer facilities (including copackers), prior to effect of the change.

Site Inspections – Buyer reserves the right to periodically, and without prior notice, inspect all facilities related to Supplier Buyer supplied materials for “GMP” and Quality compliance. Buyer reserves the right to pre-inspect “new” or added locations of Supplier production, warehousing or locations associated with handling of materials to be supplied to Buyer.

Shipping of Out-of-Standard Materials – Supplier will inform and request approval from Buyer Corporate Purchasing and Buyer Technical Services, in advance of shipping to Buyer, any known materials with Quality and/or supply matters related to Buyer supplied materials, regardless of the Supplier interpreted severity of the Matter. Buyer reserves the right to inspect and/or further evaluate these materials prior to Supplier shipping to a Buyer facility.

Can Body, Can End and Associated Packaging Changes – Supplier-supplied Cans, Can Ends and associated packaging and shipping materials (i.e. pallets, tear sheets, strapping, etc.) will be in accordance with previously agreed upon standards. Where standards are not established, the materials will be of acceptable Quality, as determined by Buyer.

Any and all changes to Cans, Can Ends, associated packaging and/or shipping materials from those with agreed upon established parameters; or in cases where parameters are not currently established, changes from those materials currently being received, must be reviewed and approved via Buyer Corporate Purchasing. Such changes may include, but are not limited to, can or can end design or dimensional Changes, raw materials for can or can end production, internal enamel coatings, et al.

Can and Can End Quality – Supplier will establish and maintain a procedure such that individual Supplier production facilities will provide “conformance to specification” supporting test result data to all specific Buyer receiving facilities (including copackers) and Buyer Technical Services, at an agreed upon frequency and to agreed upon detail, initially established to be “weekly”, for the following identified “Critical parameters”: (Note: These test results should be charted with indications of the mean, specification parameters, upper and lower control limits of the process and standard deviations {or “Sigma” levels}).

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Can Body Manufacturing Critical Parameters:

[***]

Can End Manufacturing Critical Parameters:

[***]

In addition to the above physically measurable parameters, Buyer and Supplier (both acting reasonably and in good faith) will mutually establish acceptability parameters for the following attribute data. Once parameters are established, Supplier must run all cans to the Buyer approved standards. COTT PPG or a designated representative of COTT PPG must sign off such standards.

Can Litho Graphics Clarity and Print Legibility

Can Litho Register

Can Litho Color(s)

Buyer also reserves the right to establish acceptable parameters for these physical attributes:

Can Dings

Can Dents

Can Scratches and

Can Creases

Buyer reserves the right to refuse and/or return to Supplier [***] Quality issues, either at the time of receipt of the materials, or as a result of poor performance level of these materials. [***]. Evaluation of incoming Supplier supplied materials will be at a frequency of Buyer’s discretion. In a timely manner, Supplier may provide supporting evaluation results for questioned materials.

Commitment to Continuous Process Improvement/Six Sigma – In keeping with Buyer’s internal Continuous Process Improvement/Six Sigma initiatives, Buyer is requiring all of its Suppliers to adopt similar initiatives of Continuous Process Improvement in all aspects and areas of their business relating to manufacturing and delivery of supplied materials, services provided and business relations with Buyer. The target reduction in variance for process standard deviation is to attain a goal of “Six Sigma” with measurable progress.

Note: Six Sigma variation is defined as “3.4 defects per million”. Buyer Suppliers will periodically be asked to provide the current standard deviation data or “Sigma status” of certain operations. Responses to these requests must be supplied to Buyer within a reasonable period of time and backed-up by supporting data on the process, as necessary.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Supplier will cooperate with efforts made by Buyer in seeking to reduce variation in product quality and service to Six Sigma performance levels. Supplier will have individuals participating in the Buyer’s Six Sigma training sessions and initiatives and will integrate Six Sigma methodologies into Supplier’s problem solving paradigms.

***	Indicates a portion of the exhibit has been omitted based on a request for confidential treatment submitted to the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

Schedule 6(e)

Service Personnel

Cans

Batesville, MS	Calgary, AB, Canada	Cheraw, SC
Plant Manager: [***]	Plant Manager: [***]	Plant Manager: [***]
195 Crown Rd.	4455-75t Avenue	100 Evans Row
Batesville, MS 38606	Calgary, AB T2C 2K8	Cheraw, SC 29520
Phone: [***]	Phone: [***]	Phone: [***]
Fax: [***]	Fax: [***]	Fax: [***]
Cell: [***]	Cell: [***]	Cell: [***]
Conroe, TX	Lawrence, MA	Lacrosse, WI
Plant Manager: [***]	Plant Manager : [***]	Plant Manager: [***]
201 N. Frazier St.	155 Shepard St.	1501 St. James St.
Conroe, TX 77303	Lawrence, MA 018.43	Lacrosse, WI
Phone: [***]	Phone: [***]	Phone: [***]
Fax: [***]	Fax: [***]	Fax: [***]
Cell: [***]	Cell: [***]	Cell: [***]
Olympia, WA	Weston, ON, Canada	Worland, WY
Plant Manager: [***]	Plant Manger: [***]	Plant Manager: [ ***]
1202 Fones Rd.	21 Fenmar Dr.	620 North Fourth St.
Olympia, WA 98501	Weston, Ont. M9L 2Y9	Worland, WY 82401
Phone: [***]	Tel: [***]	Phone: [***]
Fax: [***]	Fax: [***]	Fax: [***]
Cell: [***]	Cell: [***]	Cell: [***]

Ends

Dayton, OH	Mankato, MN	Winchester, VA
Plant Manager: [***]	Plant Manager: [***]	Plant Manager: [***]
5005 Springboro Pike	174 Chestnut Street	1461 Martinsburg
Dayton, OH 45439	Mankato, MN 56001	Winchester, VA 22604
Phone: [***]	Phone: [***]	Tel: [***]
Fax: [***]	Fax: [***]	Fax: [***]
Cell: [***]	Cell: [***]	Cell: [***]